FACEBANK™
GROUP



Investor Presentation

February 2020

FACEBANK™ GROUP

Facebank Group, Inc. (OTCQB: FBNK) is a **character-based virtual entertainment company**, and a leading developer of digital human likeness for celebrities and consumers, focused on applications in traditional entertainment, sports entertainment, live events, social networking, mixed reality (AR/VR) and artificial intelligence.

Facebank is positioned as a **technology driven, intellectual property company** with significant revenue participations in the digital likeness of leading celebrities and character-based entertainment properties.

FaceBank has **aggregated more than 250 million Instagram followers** of its catalog celebrities for the promotion and distribution of FaceBank globally recognized apps, content and virtual performance events.




DreamWorks
KUNG FU PANDA
SPECTACULAR LIVE











Development and Acquisition Strategy

FACEBANK GROUP™

Focus on Technology…we are a leading digital human technology company whose principals have achieved global recognition and multiple Academy Awards for achievement in Visual Effects

Focus on Content and IP…our technology has earned us the opportunity for rapid growth and global relevance, but Content and Intellectual Property have lasting Value.

Focus on Audience…Size matters. New technologies and compelling content still need an audience. Our projects and partners have reached millions already, but our acquisitions strategy should reach over a billion consumers within three years.


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News this Week

FACEBANK GROUP

Facebank signs with Authentic Brands

New York, NY, Feb. 11, 2020 (GLOBE NEWSWIRE) -- Facebank Group, Inc. (OTC: FBNK), a leading digital human technology company focused on the development, protection and activation of digital likeness assets for celebrities and consumers, and Authentic Brands Group (ABG), a global brand development, marketing and entertainment company, today announced a joint business development agreement to pursue and share revenue opportunities from the digital likenesses of ABG-owned icons, including **Muhammad Ali, Elvis Presley and Marilyn Monroe**. Under the agreement, Facebank and ABG will collaborate to identify opportunities to license Facebank's photo and hyper-realistic, computer-generated technology to third-parties and bring ABG's iconic intellectual properties to life. technology has earned us the opportunity for rapid growth and global relevance, but Content and Intellectual Property have lasting Value.


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News this Week

FACEBANK GROUP

Facebank completes €50 Million, 4.5% Bond Offering

New York, NY, Feb. 17, 2020 (GLOBE NEWSWIRE) -- Facebank Group, Inc., a leading digital human technology company traded in the USA under the ticker FBNK, is near completion of the organizational restructuring of its European digital commerce assets, acquired in August and September 2019, following today's completion of a €50 Million bond offering and debt refinancing.

FBNK Finance SarL, the newly created 100% owned Luxembourg subsidiary of Facebank Group, Inc., has placed today a €50 Million three-year bond that carries a 4.5% annual interest rate (with semiannual coupons payable on August 15 and February 15), and matures on February 15, 2023. The new bonds have replaced three different bond facilities issued by various Facebank Group subsidiaries in the periods preceding Facebank's acquisition. The bonds carry no equity conversion entitlements.


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What is a Digital Human?

A digital human is a computer generated character, built to replicate the mechanical, behavioral, and personality traits of a human-being.

A digital human can appear anywhere along the spectrum of realism, from children's fantasy characters (that act human) to hyper-realistic digital actors that truly look human.



FACEBANK GROUP

Where have we seen Digital Humans?

The lead character of *The Curious Case of Benjamin Button* (2008) is widely accepted as the first truly believable digital actor, **resulting in global recognition for Facebank principals** who went on to create the world's most ground-breaking digital humans, such as the younger Jeff Bridges in *Tron: Legacy* (2010), *Virtual Tupac* (2012), and *Virtual Michael Jackson* (2014).



FACEBANK™ GROUP

Digital Humans: Today and Tomorrow

Digital Humans are increasingly present in the world of Entertainment, with 2020's Virtual ABBA from Facebank, and many other digital characters driving film and games…but it is now clear that digital human technology, especially driven by the Face, will create consumer opportunities for digital likeness that far surpass the expectations once reserved for celebrities.

Please see examples of Digital Humans and Applications via FaceBankGroup.com or the embedded links on this page →

FACEBANK™ GROUP



Proprietary
Digital HumanTechnology

FACEBANK™ GROUP


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The Technology of Virtual Michael Jackson



FACEBANK™
GROUP


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The Technology of Virtual Michael Jackson



FACEBANK™
GROUP


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Actionable IP and the Icon 2020 Plan

FACEBANK™ GROUP


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Simulated Championship Boxing

FaceBank Group signs Digital Likeness Joint Venture Agreement with FLOYD MAYWEATHER & ONE ENTERTAINMENT:

Imagine the greatest fighters of all time, facing off against one another, across time… To settle the questions we have all asked.

Boxing great Floyd Mayweather teams with Pulse Evolution to create the Future of Fight Entertainment....The greatest fights of all time that never happened, that could have never happened...until now.

Anything is now possible through the technology and the magic of pulse evolution… Muhammad Ali vs. Mike Tyson, Mayweather vs. Sugar Ray Leonard… and If you thought Mayweather vs. Conor McGregor was a massive global pay per view event, then how about Mayweather vs. Bruce Lee?









FACEBANK™ GROUP

Kung Fu Panda Spectacular Live

FaceBank Group acquires stake in Broadway Asia's production of Kung Fu Panda Spectacular Live, opening 2020 at the Venetian Theatre in Macau:

Broadway Asia, five-time Tony Award winning director Susan Stroman and FaceBank Group's Pulse Evolution announced the launch of DreamWorks' Kung Fu Panda Spectacular Live - a thrilling new live action entertainment at The Venetian Theatre in Macau. It combines the best of Hollywood, Broadway and circus. DreamWorks' Kung Fu Panda Spectacular Live is set to transform the entertainment landscape in Macau. Building on the globally successful franchise of the beloved Kung Fu Panda films, the production has the wisdom, heart and humor of the world-renowned franchise, combined with the high-level design and impact of a major live action immersive spectacular resident show.

FACEBANK™ GROUP


DREAMWORKS
KUNG FU
PANDA
SPECTACULAR





Iconic Celebrities…a Growing Catalog

If the question need be asked…"Is the digital human technology of Facebank Group best-of-breed?"…one only needs to consider the validation of the world's leading iconic celebrities. The biggest celebrities and celebrity estates have the best of choices…and they consistently choose Facebank Group.

With celebrity revenue-share agreements in place, with Elvis, Marilyn Monroe, Michael Jackson, Muhammed Ali, Flord Mayweather (and conditionally ABBA), Facebank Group has a growing catalog of iconic celebrities to drive the most innovative applications of celebrity appearance and performance, including feature films, television, live concerts, advertising and endorsement, AR/VR and social media.







FACEBANK™ GROUP

Revenues for Likeness-based Digital Products



Fortnite: $2.4 billion in Revenues in 2018



FaceBank Strategy: Building Blocks of Value

FACEBANK GROUP

Foundation

Experience:
80+ Feature Films, VFX
8+ Academy Awards, VFX
Virtual Reality Pioneers
Virtual Banking Pioneers
CRM/Personalization Pioneers
DRM Pioneers
Digital Human Pioneers

Technology:
Digital Domain Pipeline Tools
Creature Art Mechanics Tools
Pulse Human Animation Tools
Est. Cost of $120 million
Est. Mkt Value of $300 million


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FaceBank Strategy: Building Blocks of Value

FACEBANK GROUP

Foundation

Experience:

- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:

- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries


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FaceBank Strategy: Building Blocks of Value

FACEBANK GROUP

Foundation

Experience:

80+ Feature Films, VFX
8+ Academy Awards, VFX
Virtual Reality Pioneers
Virtual Banking Pioneers
CRM/Personalization Pioneers
DRM Pioneers
Digital Human Pioneers

Technology:

Digital Domain Pipeline Tools
Creature Art Mechanics Tools
Pulse Human Animation Tools
Est. Cost of $120 million
Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties
Elvis Presley
Marilyn Monroe
Muhammed Ali


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FaceBank Strategy: Building Blocks of Value

FACEBANK GROUP

Foundation

Experience:

80+ Feature Films, VFX
8+ Academy Awards, VFX
Virtual Reality Pioneers
Virtual Banking Pioneers
CRM/Personalization Pioneers
DRM Pioneers
Digital Human Pioneers

Technology:

Digital Domain Pipeline Tools
Creature Art Mechanics Tools
Pulse Human Animation Tools
Est. Cost of $120 million
Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda,
Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties
Elvis Presley
Marilyn Monroe
Muhammed Ali

Customer Reach

Pulse Evolution

Tupac - 200 Million views
Virtual MJ - 150 Million Views
Virtual ABBA - Late 2019



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FaceBank Strategy: Building Blocks of Value

FACEBANK™ GROUP

Foundation

Experience:

- 80+ Feature Films, VFX
- 8+ Academy Awards, VFX
- Virtual Reality Pioneers
- Virtual Banking Pioneers
- CRM/Personalization Pioneers
- DRM Pioneers
- Digital Human Pioneers

Technology:

- Digital Domain Pipeline Tools
- Creature Art Mechanics Tools
- Pulse Human Animation Tools
- Est. Cost of $120 million
- Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties

Elvis Presley
Marilyn Monroe
Muhammed Ali

Customer Reach

Pulse Evolution

Tupac - 200 Million views
Virtual MJ - 150 Million Views
Virtual ABBA - Late 2019

Facebank / Nexway

14 Million Subscribers
+400 Million Customer List
1.2 Billion Potential thru FBNK S/H Tencent / WeChat



The Building Blocks of Value are in Place

FACEBANK™ GROUP

Foundation

Experience:

80+ Feature Films, VFX
8+ Academy Awards, VFX
Virtual Reality Pioneers
Virtual Banking Pioneers
CRM/Personalization Pioneers
DRM Pioneers
Digital Human Pioneers

Technology:

Digital Domain Pipeline Tools
Creature Art Mechanics Tools
Pulse Human Animation Tools
Est. Cost of $120 million
Est. Mkt Value of $300 million

Completed Acquisitions

PULSE

Digital Humans for Entertainment and Holographic Appearance

NEXWAY

Digital Distribution Platform, Direct Business Presence in +180 Countries

Intellectual Property



Kung Fu Panda, Asia Theatrical

Plus:

Virtual Michael Jackson
Virtual Mayweather
Virtual ABBA

ABG Properties
Elvis Presley
Marilyn Monroe
Muhammed Ali

Customer Reach

Pulse Evolution

Tupac - 200 Million views
Virtual MJ - 150 Million Views
Virtual ABBA - Late 2019

Facebank / Nexway

14 Million Subscribers
+400 Million Customer List
1.2 Billion Potential thru
FBNK S/H Tencent / WeChat

ABG Reach

50+ Brands
$9.4 Billion Retail Sales
34 Million Web Visits
265 Million Followers


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Business Summary
March 2020

fuboTV Overview

fuboTV

- fuboTV is a sports-first, over-the-top Pay TV replacement product.
- Backed by our proprietary best-in-class technology stack we stream the best premium sports content and a wide range of entertainment and news
- **Founded:** 2014 **HQ:** New York, NY **FTEs:** 208

Backed by financial and strategic investors

Disney, Viacom, AMC Networks, Northzone, Luminari Capital, Goldman Sachs, Microsoft, Comcast, Discovery Communications

Assembled a world-class team



David Gandler
CEO & Co-Founder
NBC, Time Warner Cable



Geir Magnusson Jr.
CTO
AppNexus, intel



Alberto Horihuela
CMO & Co-Founder
DramaFever, Morgan Stanley



Hannah Brown
CSO
sky, KPMG

A robust content mix focused on live

NBA, NFL, MLB, NHL, Premier League, UEFA Champions League, Bundesliga, Serie A, Liga BBVA, NASCAR

NBC, MSNBC, FOX, Fox News Channel, CBS, beIN Sports, FX, amc, Univision, A&E, TNT, CNN, Showtime, History

fuboTV Overview

Innovative initiatives to expand distribution and reach

FierceVideo

VIDEO CABLE

Operators

Google Fiber ditches TV service in favor of YouTube TV, FuboTV

by Ben Munson | Feb 4, 2020 4:32pm

Google Fiber will no longer be offering a traditional linear TV product to its new subscribers and will instead direct them toward some live streaming TV service options.

Google Fiber announced back in December that it would begin offering YouTube TV as an option for its new subscribers and today it added FuboTV, a competing virtual MVPD, to the list of options.

In a company **blog post**, Google said consumers no longer need "pricey bundles" with channels they won't watch and don't want to get locked into services as price increases and contract disputes continue.

"As we return our focus to where we started — as a gigabit Internet company — we're also ready to challenge the status quo, to finally come right out and say it: customers today just don't need traditional TV," the company wrote.

The San Diego Union-Tribune

Viasat teams with fuboTV to offer sports video streaming at 35,000 feet

Partnership aims to deliver over-the-top sports, news and movie streaming to airline passengers at no Wi-Fi charge on U.S. flights equipped with Viasat's satellite Internet

By MIKE FREEMAN FEB. 13, 2020 | 5:30 AM

Carlsbad's Viasat has teamed up with fuboTV to offer over-the-top video streaming of sports, news and other programs to commercial airline passengers.

The partnership furthers Viasat bid to boost usage of its satellite-based in-flight Wi-Fi, which currently powers on-board Internet for passengers on American Airlines, JetBlue and United Airlines aircraft, as well as other commercial airlines globally.

The fuboTV deal is new. Financial terms weren't disclosed. None of Viasat's airline customers have signed up for the service yet, which is only available on flights within the U.S.

But the partnership is believed to be the first over-the-top Internet TV streaming service specifically targeted toward airline passengers.

fuboTV Overview

Built a best-in-class technology stack from the ground-up, specifically for OTT video

Live Streaming

- Independent video delivery platform
- Dynamic stream delivery
- Cloud-based infrastructure to scale nationally and internationally, on-demand


fubo HOME
2018 Tour De France:
Stage 12
Cycling
LIVE CHANNELS
SPORTS LIVE & UP NEXT

State-of-the-art Platform

- Per-user recommendation and search
- Content marketing, targeting and promotion
- 4K, adaptive bit-rate, high-quality video
- DVR, multi-stream, dynamic server-side ad insertion

Robust IP Portfolio

- 5 patents pending
  - Encoding
  - Playlists
  - Live preview player

Significant growth in all areas


ARR
+90%
$42M
$117M
$223m
4Q17
4Q18
4Q19E


Total Subscriber Count
+34%
350k
300k
250k
200k
150k
100k
50k
0k
139k
236k
317k
4Q17
4Q18
4Q19E


Hours/Sub
130
120
110
100
90
80
70
60
50
68
77
73
84
85
93
93
93
102
102
117
122
129
+89%
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19

FACEBANK™

GROUP

